UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 5, 2018

(Date of earliest event reported: September 5, 2018)

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01              Entry Into a Material Definitive Agreement.

On September 5, 2018, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) entered into a purchase agreement with Matrix Capital Management Master Fund, L.P., New Enterprise Associates 16, L.P., New Enterprise Associates 14, L.P., and Syncona Portfolio Limited (the “Purchase Agreement”) providing for the issuance and sale by the Company of $100,000,000 of the Company’s American Depositary Shares (“ADSs”) in a registered direct offering. The transaction was completed from the Company’s shelf registration. The closing of the offering is expected to take place on or about September 7, 2018, subject to the satisfaction of customary closing conditions.

The Company is offering the shares pursuant to a prospectus supplement dated September 5, 2018, and a prospectus dated July 12, 2018, which is part of a registration statement on Form S-3 (Registration No. 333-226147) that became automatically effective upon filing with the Securities and Exchange Commission on July 12, 2018.

The foregoing summary of the material terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a form of which is included as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01              Other Events

On September 5, 2018, the Company issued a press release announcing that it has entered into the Purchase Agreement for the registered direct offering of its ADSs.The press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information contained in Item 8.01 of this Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

1.1

Purchase Agreement, dated September 5, 2018, between Adaptimmune Therapeutics plc and Matrix Capital Management Master Fund, LP, New Enterprise Associates 16, L.P, New Enterprise Associates 14, L.P., and Syncona Portfolio Limited.

99.1	Press release dated September 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: September 5, 2018	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary